UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2024 (January 16, 2024)

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Merger Agreement

As previously announced, Kingswood Acquisition Corp., a Delaware corporation (“Kingswood”), Binah Capital Group, Inc., a Delaware corporation (“Holdings”), Kingswood Merger Sub, Inc., a Delaware corporation (“Kingswood Merger Sub”), Wentworth Merger Sub, LLC, a Delaware limited liability company (“Wentworth Merger Sub”), and Wentworth Management Services LLC, a Delaware limited liability company (“Wentworth”), entered into that certain Agreement and Plan of Merger, dated July 7, 2022 (“Merger Agreement”), which was subsequently amended, modified and supplemented by that certain Letter Agreement, dated as of December 30, 2022, that certain First Amendment to Merger Agreement, dated March 20, 2023 and that certain Second Amendment to Merger Agreement, dated September 13, 2023 (the Merger Agreement, as so amended, modified and supplemented the “Existing Merger Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Merger Agreement, as further amended, modified, supplemented and/or restated by the Second Amendment (as defined below).

On January 16, 2024, Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth entered into the Third Amendment to Merger Agreement (the “Third Amendment”) which further amends, modifies, and supplements the Existing Merger Agreement to amend the definition of “Termination Date” by replacing “November 24, 2023” with “February 24, 2024”.

Other than as expressly modified by the Third Amendment, dated as of January 16, 2024 filed as Exhibit 10.1 to this Current Report on Form 8-K, the Existing Merger Agreement remains in full force and effect.

The foregoing descriptions of the Third Amendment and the Existing Merger Agreement do not purport to be complete and are qualified in its entirety by reference to (i) the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, (ii) the full text of Agreement and Plan of Merger, dated July 7, 2022, which was filed as Exhibit 2.1 to the Current Report on Form 8-K and filed by Kingswood with the Securities and Exchange Commission on July 7, 2022, (ii) the full text of that certain Side Letter Agreement, dated as of December 30, 2022, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Kingswood with the Securities and Exchange Commission on January 4, 2023, (iii) the full text of that certain First Amendment to Merger Agreement, dated as of March 20, 2023, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Kingswood with the Securities and Exchange Commission on March 20, 2023, and (iv) the full text of that certain Second Amendment to Merger Agreement, dated as of September 13, 2023, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Kingswood with the Securities and Exchange Commission on September 18, 2023.

About Kingswood Acquisition Corp.

Kingswood is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses, which we refer to as our initial business combination. While we may pursue our initial business combination target in any stage of its corporate evolution or in any industry or sector, we are focusing our search on companies with favorable growth prospects and attractive returns on invested capital.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub and Wentworth. In connection with the transaction described herein, Kingswood and Wentworth intend to cause Holdings, to file relevant materials with the SEC, including a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Kingswood stockholders. Kingswood and Holdings will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Kingswood are urged to read the S-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a request to the Company at Michael Nessim, Chief Executive Officer, Kingswood Acquisition Corp., Email: mnessim@kingswoodus.com, (212) 404-7002.

Participants in the Solicitation

Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub, Wentworth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Kingswood’s stockholders in connection with the proposed transaction. Information about the Kingswood’s directors and executive officers and their ownership of the Company’s securities is set forth in the Kingswood’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Kingswood, Holdings, Kingswood Merger Sub, Wentworth Merger Sub or Wentworth, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Agreement and Plan of Merger, dated as of January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
Name: Michael Nessim
Title: Chief Executive Officer

Dated: January 17, 2024